UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Virginia Street, Suite 201

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 980-2345

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2015, Andrew M. Dodge resigned, effective immediately, from the Board of Directors of Unwired Planet, Inc. (the “Company”) and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company. Mr. Dodge’s resignation was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

	By:	/s/ Dean Witter III
Dated: May 26, 2015	Name:	Dean Witter III
	Title:	Interim Chief Financial Officer